UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 3, 2017
Date of Report (Date of earliest event reported)

MJP INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-188152	33-1229553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D1141 Las Vegas, NV	89103
(Address of principal executive offices)	(Postal Code)

(208) 231-1606
Registrant’s telephone number, including area code

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective April 3, 2017, MJP International Ltd., a Nevada corporation (the “Company”),  removed Christopher C. Hudson, as Chief Operating Officer.  Mr. Liao Zu Guo, the Company’s CEO and CFO, has been appointed to take over Mr. Hudson’s duties as COO.

ITEM 8.01 OTHER EVENTS

Between December 2016 and February 2017, the Company made certain press releases which incorrectly had attributed quotes to Mr. Christopher Hudson.  These were mistakes on the part of the Company’s Public Relations Department and those quotes were actually from the CEO, Mr. Liao Zu Guo.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MJP INTERNATIONAL LTD.

DATE: April 3, 2017

By:  /s/ Liao Zu Guo
Name: Liao Zu Guo
Title: Chief Executive Officer